UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 24, 2006
                                                          ---------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                  0-28815                 06-1241321
         --------                  -------                 ----------
State or other Jurisdiction      (Commission             (IRS Employer
    of Incorporation)            File Number)          Identification No.)


    13  North Street, Litchfield, Connecticut                 06759
    -----------------------------------------                 -----
     (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

[_] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Section 8.  Other Events.
            ------------

           Item 8.01.  Other Events.
                       ------------

             The Board of Directors of First Litchfield Financial Corporation declared a $0.15 per share quarterly cash dividend at their August 24, 2006, Board Meeting. The quarterly cash dividend will be paid on October 24, 2006 to stockholders of record as of September 7, 2006.

Section 9. Financial Statements and Exhibits
           ---------------------------------

           Item 9.01  Financial Statements and Exhibits.
                      ---------------------------------

           (a) Not applicable.
           (b) Not applicable.
           (c) Exhibits.
               99.1  Press release dated August 24, 2006


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        FIRST LITCHFIELD FINANCIAL CORPORATION


                                        By:     /s/ Joseph J. Greco
                                             -----------------------------------
                                             President & Chief Executive Officer


Dated:  August 24, 2006


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